UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

CHROMADEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37752	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 600, Los Angeles, California 90024
(Address of principal executive offices, including zip code)

(310) 388-6706
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CDXC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Set forth below are the results of the matters submitted for a vote of stockholders at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of ChromaDex Corporation (the “Company”) held on June 16, 2022.

Proposal 1 — Election of directors.

The following directors were elected to serve until the Company’s 2023 Annual Meeting of Stockholders and until his or her successor is elected, or, if sooner, until such director’s death, resignation or removal.

Director Elected	For	Withheld	Broker Non-Votes
Frank L. Jaksch, Jr.	36,549,308	1,011,770	12,013,023
Robert Fried	36,417,758	1,143,320	12,013,023
Steven Rubin	28,256,623	9,304,455	12,013,023
Wendy Yu	37,278,783	282,295	12,013,023
Gary Ng	36,922,615	638,463	12,013,023
Kristin Patrick	37,289,314	271,764	12,013,023
Ann Cohen	37,287,623	273,455	12,013,023

Proposal 2 — Ratification of the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes
47,696,344	1,840,641	37,116	—

Proposal 3 — Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
36,049,805	1,100,329	410,944	12,013,023

Item 8.01    Other Events.

The Company’s Board of Directors (the “Board”) has appointed Steven Rubin as the Board’s Lead Independent Director, following the previously announced departure of Kurt Gustafson, the Company’s prior Lead Independent Director, following the 2022 Annual Meeting. In addition, the Board has reconstituted its Board committee membership. The following table provides membership information for the Company’s Board and each Board committee effective as of June 16, 2022, immediately following the 2022 Annual Meeting:

	Board of Directors	Audit	Compensation	Nominating and Corporate Governance
Frank Jaksch, Jr.	C
Robert Fried	√
Steven Rubin t	√	√	C
Wendy Yu	√			√
Gary Ng	√		√
Kristin Patrick	√	√		C
Ann Cohen	√	C	√
t Lead Independent Director
C Chair

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROMADEX CORPORATION

Dated: June 17, 2022	By:	/s/ Kevin M. Farr
Name: Kevin M. Farr
Chief Financial Officer
(Principal Financial and Accounting Officer)